Exhibit 99.3

Filed by: Audience, Inc.

pursuant to Rule 425

under the Securities Act of 1933, as amended, and

deemed filed pursuant to Rule 14d-2

under the Securities Exchange Act of 1934, as amended

Subject Company: Audience, Inc.

Commission File No. 001-35528

Audience team,

This morning we announced the signing of a definitive agreement for Knowles to acquire Audience. I am excited about this agreement, which I believe will bring together the top teams in the industry in micro acoustic components and auditory & sensory intelligence.

As you may know, Knowles is the market leader in mobile and connected device audio components, including digital microphones and state-of-the-art smartphone speaker elements. Just as Audience has pioneered the advanced voice processing market, Knowles has pioneered the high performance microphone and transducer markets.

We believe the capabilities of Audience and Knowles are highly complementary, and this proposed merger brings into a single enterprise the best-in-class audio chain technology today across components, silicon, algorithms and systems design. Further, this transaction builds on an existing partnership - we have been collaborating over the last year to combine Knowles smart microphones with our Continuous VoiceQ capability, to deliver the lowest power always-on voice wake in the industry.

This combination of technologies is expected to create the opportunity to take this collaboration to the next level and innovate in system design, to deliver new capabilities, greater content and higher integration to our customers. Importantly, it will also place our team, our technology and our vision on the significantly larger Knowles platform, providing access to customers, investment and systems at a scope far beyond those available to Audience as a standalone company. We believe the combined company will have an extraordinary opportunity to create value for employees, shareholders, customers and partners.

The transaction has been approved by Audience’s and Knowles’ Boards of Directors, and we anticipate it will close during the third quarter of 2015, depending on the timing of regulatory approvals.

Until the deal is closed, Audience and Knowles will remain separate companies and it will be business as usual for all of us. Specifically, there are regulatory restrictions on any kind of business coordination prior to close of the transaction. In general, this means we need to keep the same focus on customers and execution of our business and product development activities as we had before this announcement.

I’m sure you all have many questions about this transaction and what it means for you and for the company. The management teams of Audience and Knowles will be working together to define and communicate transition plans, but in the meantime, please bring any questions to your manager or the HR team.

There will be a company meeting in Mountain View at 10:00am, today, Thursday, April 30, to discuss the transaction and introduce you to Jeff Niew, CEO of Knowles, and members of his team. We will also plan for calls with our teams in India and in East Asia on Monday after the May 1 holiday.

Peter

Important Additional Information

The tender offer for Audience’s outstanding common stock has not yet commenced. This announcement is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any Audience securities.

The solicitation and the offer to buy common stock of Audience will be made only pursuant to an offer to purchase and related materials that Knowles and Orange Subsidiary, Inc. (“Purchaser”) intend to file with the SEC on Form S-4 and Schedule TO, respectively, which will include an Offer to Exchange, a letter of transmittal and related documents (the “Tender Materials”). Audience also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Audience stockholders and other investors should read the Tender Materials contained in the Form S-4, Schedule TO and the Schedule 14D-9 to be filed by Knowles, Purchaser and Audience, respectively, carefully because these documents will contain important information, including the terms and conditions of the tender offer. Audience stockholders may obtain any other Tender Materials subsequently filed with the SEC from its website (at www.sec.gov), without charge.

Materials filed by Knowles and Purchaser may be obtained for free at Knowles’s web site, www Knowles com. Materials filed by Audience may be obtained for free at Audience’s web site, www.audience.com. Stockholders and other investors are urged to read carefully all tender offer materials prior to making any decisions with respect to the tender offer.

Forward-Looking Statements

This communication contains certain statements regarding business strategies, market potential, future financial performance, future action, results and other statements that do not directly relate to any historical or current fact which are “forward-looking” statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are based on current plans, expectations, forecasts and assumptions and are subject to risks, uncertainties and other factors that could cause actual outcomes or results to differ materially from those projected, anticipated or implied in these forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Many factors that could cause actual results or events to differ materially from those anticipated include those matters described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Knowles’ and Audience’s Annual Reports on Form 10-K for the year ended December 31, 2014, subsequent Reports on Forms 10-Q and 8-K and other filings Knowles and Audience make with the SEC. Any forward-looking statement speaks of as of the date on which it is made and neither Knowles nor Audience assume any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by applicable law. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and the proposed merger; uncertainties as to how many of the holders of shares of common stock of Audience will tender their shares into the tender offer; the possibility that various closing conditions for the tender offer or the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the tender offer or the proposed merger; the effects of disruption from the tender offer or the proposed merger making it more difficult for Knowles or Audience to maintain relationships with employees (including potential difficulties in employee retention), collaboration parties, other business partners or governmental entities; legal proceedings that may be instituted against Knowles, Audience and others following announcement of the business combination; other business effects, including the effects of industrial, economic or political conditions outside of Knowles’ or Audience’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in this communication and other documents filed with the SEC by Knowles or Audience, as well as the Schedule TO to be filed with the SEC by Purchaser. Neither Knowles nor Audience undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.